UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 19, 2006

DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

      On December 19, 2006, Delta Air Lines, Inc. (“Delta”) issued a press release announcing the filing of its Plan of Reorganization and related Disclosure Statement with the Bankruptcy Court. On December 19, 2006, Delta also made available additional information regarding the Plan of Reorganization and Disclosure Statement (the “presentation”). The presentation is being released in conjunction with a conference call and webcast on December 19, 2006. Copies of the press release and presentation are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

      On December 19, 2006, Delta also issued a press release outlining key reasons why its Board of Directors rejected the unsolicited merger proposal made by US Airways.  A copy of this press release is being furnished as Exhibit 99.3 to this Current Report on Form 8-K.

      The information furnished in this Form 8-K shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1	Press Release dated December 19, 2006 titled “Delta Files Plan of Reorganization, Intends to Emerge from Chapter 11 in Spring 2007”
Exhibit 99.2	Presentation dated December 19, 2006 titled “Delta Air Lines - Plan of Reorganization”
Exhibit 99.3	Press Release dated December 19, 2006 titled “Delta Says US Airways Proposal Inferior in Value, Structurally Flawed and Cannot be Executed as Claimed”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Edward H. Bastian
Date: December 19, 2006	Edward H. Bastian Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated December 19, 2006 titled “Delta Files Plan of Reorganization, Intends to Emerge from Chapter 11 in Spring 2007”
Exhibit 99.2	Presentation dated December 19, 2006 titled “Delta Air Lines - Plan of Reorganization”
Exhibit 99.3	Press Release dated December 19, 2006 titled “Delta Says US Airways Proposal Inferior in Value, Structurally Flawed and Cannot be Executed as Claimed”